                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


     Date of Report: February 22, 2000


                           CAMBRIDGE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware             333-34061         38-3188000

          (State or other      (Commission       (I.R.S. Employer
          jurisdiction of      File Number)      Identification No.)
          incorporation)


               555 Horace Brown Drive, Madison Heights, MI 48071
             (Address of principal executive offices)    (zip code)

      Registrant's telephone number, including area code:  (248) 616-0500

     ITEM 5.  OTHER EVENTS

              See the press release, issued February 14, 2000, announcing the decision to solicit buyers for Cambridge Industries, either in whole or in part.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CAMBRIDGE INDUSTRIES, INC.



                              /s/  Donald C. Campion
                              ------------------------------------------------
                              Name:  Donald C. Campion
                              Title: Chief Financial Officer & Executive Vice
                                     President


     Dated:  February 21, 2000

                                       2